                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015

2.      SPE I PARTNERS, LP

Item                                   Information
Name:                                  SPE I Partners, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015

3.      SPE MASTER I, LP

Item                                   Information

Name:                                  SPE Master I, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015

4.      RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015

5.      ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Investment Management, L.L.C.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015

6.      RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information

Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015

7.      CRK PARTNERS, LLC

Item                                   Information

Name:                                  CRK Partners, LLC

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   Sole Member

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015

8.      ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 31, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 2, 2015